Supplement to the Prospectus Dated November 3, 2008 and previously supplemented November 10, 2008 and July 9, 2009 for

The Industry Leaders® Fund

The date of this supplement is September 11, 2009.

The following supplements the information regarding Portfolio Managers on page 8 of the Prospectus. As of August 25, 2009, Virginia M. Dawson is no longer a Portfolio Manager or Officer of the Fund.